January 31, 2022

BNY MELLON INVESTMENT FUNDS I

– BNY Mellon International Equity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (Newton), to serve as the fund's sub-adviser.

Paul Markham is the fund's primary portfolio manager, a position he has held since the fund's inception. Mr. Markham is a member of the Equity Opportunities team and a portfolio manager on various global and regional equity strategies at Newton.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Paul Markham is the fund's primary portfolio manager, a position he has held since the fund's inception. Mr. Markham is a member of the Equity Opportunities team and a portfolio manager on various global and regional equity strategies at Newton, which he joined in 1998.

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